Exhibit 99.2

Kite Realty Group Trust

June 30, 2006

Supplemental Information – June 30, 2006

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Six Months Ended June 30
9	Funds from Operations and Other Financial Information for the Three and Six Months Ended June 30
10	Market Capitalization
11	Same Property Net Operating Income
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt
14	Schedule of Outstanding Debt
17	Joint Venture Summary
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Six Months Ended June 30
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics
27	Summary Commercial Portfolio Statistics
28	Development Pipeline
29	Geographic Diversification – Operating Portfolio
30	Operating Retail Properties
32	Operating Commercial Properties
33	Retail Operating Portfolio – Tenant Breakdown
34	Acquisition of Other Properties

p. 2	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full-service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. As of June 30, 2006, we owned interests in 48 operating properties totaling approximately 7.3 million square feet and an additional 1.5 million square feet in 11 properties currently under development.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights (as of June 30, 2006)

•	Operating Retail Properties	43

•	Operating Commercial Properties	5

•	Total Properties Under Development[1]	11

•	States	9

•	Total GLA/NRA (operating)	7,260,917

•	Owned GLA/NRA (operating)	5,157,835

•	Percentage of Owned GLA Leased – Retail Operating	93.0%

•	Percentage of Owned NRA Leased – Commercial Operating	96.9%

•	Total Full-Time Employees	104

Stock Listing

New York Stock Exchange symbol: KRG

[1]	Excludes Kedron Village, a property the Company acquired in April 2006, which currently is under construction with a completion commitment from the seller.

p. 3	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100
Indianapolis, IN  46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer
Kite Realty Group Trust
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(317) 577-5609
dsink@kiterealty.com

Financial Relations Board
Mr. John Waelti
(312) 640-6760
jwaelti@financialrelationsboard.com

Transfer Agent:

LaSalle Bank, National Association
135 South LaSalle Street
Chicago, IL 60603-3499
(312) 904-2000

Stock Specialist:

Van der Moolen Specialists USA, LLC
45 Broadway
32nd Floor
New York, NY 10006
(646) 576-2707

Cantor Fitzgerald
Mr. Philip J. Martin
(312) 469-7485
pmartin@cantor.com

Goldman, Sachs & Co.
Mr. Dennis Maloney
(212) 902-4351
dennis.maloney@gs.com

Harris Nesbitt
Mr. Paul E. Adornato, CFA
(212) 885-4170
paul.adornato@harrisnesbitt.com

Lehman Brothers
Mr. David Harris
(212) 526-1790
dharris4@lehman.com

Raymond James
Mr. Paul Puryear
(727) 567-2253
paul.puryear@raymondjames.com

RBC Capital Markets
Mr. Rich Moore
(216) 378-7625
rich.moore@rbccm.com

Stifel, Nicholas & Company, Inc.
Mr. David M. Fick, CPA
(410) 454-5018
dmfick@stifel.com

Wachovia Securities
Mr. Jeffrey J. Donnelly, CFA
(617) 603-4262
jeff.donnelly@wachovia.com

p. 4	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (the “Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (the “SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds From Operations

Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of our basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CORPORATE STRUCTURE CHART – JUNE 30, 2006

p. 6	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	June 30, 2006	December 31, 2005

Assets:
Investment properties, at cost:
Land	$169,513,693	$172,509,684
Land held for development	61,341,811	51,340,820
Buildings and improvements	481,030,140	485,129,649
Furniture, equipment and other	5,426,138	5,675,980
Construction in progress and other	120,753,907	65,903,868

	838,065,689	780,560,001
Less: accumulated depreciation	(52,455,552)	(41,825,911)

	785,610,137	738,734,090
Cash and cash equivalents	10,750,083	15,208,835
Tenant receivables, including accrued straight-line rent, net of allowance for bad debts	14,898,601	11,302,923
Other receivables	13,961,902	6,082,511
Investments in unconsolidated entities, at equity	1,164,978	1,303,919
Escrow deposits	7,706,098	6,718,198
Other assets	23,424,530	19,879,330

Total Assets	$857,516,329	$799,229,806

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$439,156,807	$375,245,837
Accounts payable and accrued expenses	32,702,300	30,642,822
Deferred revenue and accured liabilities	27,109,721	25,369,152
Minority interest	4,431,111	4,847,801

Total Liabilities	503,399,939	436,105,612
Commitments and Contingencies
Limited Partners’ interests in operating partnership	79,977,187	84,244,814
Shareholders’ Equity:
Preferred shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common shares, $.01 par value, 200,000,000 shares authorized, 28,808,483 shares and 28,555,187 shares issued and outstanding, respectively	288,085	285,552
Additional paid in capital	290,623,080	288,976,563
Unearned compensation	—	(808,015)
Accumulated other comprehensive income	677,878	427,057
Accumulated deficit	(17,449,840)	(10,001,777)

Total shareholders’ equity	274,139,203	278,879,380

Total Liabilities and Shareholders’ Equity	$857,516,329	$799,229,806

p. 7	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CONSOLIDATED STATEMENTS OF OPERATIONS – T HREE AND SIX MONTHS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006	2005

Revenue:
Minimum rent	$16,509,839	$13,346,462	$32,244,511	$25,877,090
Tenant reimbursements	4,417,611	2,871,856	8,113,484	5,495,044
Other property related revenue	944,966	407,589	1,996,667	1,356,089
Construction and service fee revenue	9,036,996	5,590,667	16,933,932	8,679,643
Other income, net	31,312	79,894	85,188	92,458

Total revenue	$30,940,724	$22,296,468	$59,373,782	$41,500,324
Expenses:
Property operating	3,274,984	2,451,267	6,309,158	5,179,357
Real estate taxes	3,122,720	1,874,849	5,629,634	3,373,230
Cost of construction and services	7,899,325	4,390,955	15,084,689	7,299,339
General, administrative, and other	1,601,176	1,277,102	2,944,713	2,509,371
Depreciation and amortization	7,842,914	5,356,577	15,365,149	10,175,910

Total expenses	$23,741,119	$15,350,750	$45,333,343	$28,537,207

Operating income	$7,199,605	$6,945,718	$14,040,439	$12,963,117
Interest expense	(4,615,175)	(4,742,869)	(9,185,167)	(8,501,303)
Loss on sale of asset	(764,008)	—	(764,008)	—
Income tax benefit of taxable REIT subsidiary	150,303	—	137,016	—
Minority interest in income of consolidated subsidiaries	(37,986)	(51,930)	(75,510)	(92,949)
Equity in earnings of unconsolidated entities	61,749	126,556	149,722	202,351
Limited Partners’ interests in the continuing operations of the Operating Partnership	(454,117)	(701,701)	(989,574)	(1,394,377)

Income from continuing operations	$1,540,371	$1,575,774	$3,312,918	$3,176,839
Discontinued operations, net of Limited Partners’ interests	—	175,166	—	388,760

Net income	$1,540,371	$1,750,939	$3,312,918	$3,565,599

Income per common share – basic:
Continuing operations	$0.05	$0.08	$0.12	$0.17
Discontinued operations	—	0.01	—	0.02

	$0.05	$0.09	$0.12	$0.19

Income per common share - diluted:
Continuing operations	$0.05	$0.08	$0.12	$0.17
Discontinued operations	—	0.01	—	0.02

	$0.05	$0.09	$0.12	$0.19

Weighted average common shares outstanding - basic	28,690,680	19,148,267	28,631,389	19,148,267

Weighted average common shares outstanding - diluted	28,802,913	19,262,581	28,753,591	19,262,822

Dividends declared per common share	$0.1875	$0.1875	$0.3750	$0.3750

p. 8	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND SIX MONTHS

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006		2005

Funds From Operations:
Net income	$1,540,371	$1,750,939	$3,312,918		$3,565,599
Add: loss on sale of asset, net of tax	458,405	—	458,405		—
Add Limited Partners’ interests in income	454,117	779,669	989,574		1,564,759
Add depreciation and amortization of consolidated entities and discontinued operations, net of minority interest	7,750,309	5,450,335	15,179,002		10,364,038
Add depreciation and amortization of unconsolidated entities	99,651	79,465	201,670		148,631

Funds From Operations of the Kite Portfolio[1]	10,302,853	8,060,408	20,141,569		15,643,027
Less Limited Partners’ interests in FFO	(2,351,423)	(2,474,545)	(4,623,375)		(4,771,123)

Funds From Operations allocable to the Company[1]	$7,951,430	$5,585,863	$15,518,194		$10,871,904

Basic FFO per share of the Kite Portfolio	$0.28	$0.29	$0.54		$0.57

Diluted FFO per share of the Kite Portfolio	$0.28	$0.29	$0.54		$0.57

Basic weighted average common shares outstanding	28,690,680	19,148,267	28,631,389		19,148,267

Diluted weighted average common shares outstanding	28,802,913	19,262,581	28,753,591		19,262,822

Basic weighted average common shares and units outstanding	37,205,848	27,644,198	37,198,019		27,538,947

Diluted weighted average common shares and units outstanding	37,318,081	27,758,512	37,320,221		27,653,503

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements	$62,115	$162,672	$1,171,615	[3]	$162,672
Leasing commissions	249,747	14,627	523,596	[4]	51,304
Capital improvements	37,719	339,072	57,426		346,157
Scheduled debt principal payments	596,007	658,244	1,227,281		1,277,003
Straight line rent	536,219	214,004	958,522		538,869
Market rent amortization income from acquired leases	1,241,775	863,459	2,119,611		1,801,488
Market debt adjustment	107,714	359,387	215,428		718,773
Capitalized interest	2,346,271	797,220	3,741,917		1,177,418

[1]

“Funds From Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the Limited Partners’ diluted weighted average interests in the Operating Partnership.

[2]	Excludes tenant improvements and leasing commissions relating to development projects and first generation space.
[3]	Of this amount, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.
[4]	Of this amount, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

p. 9	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

MARKET CAPITALIZATION AS OF JUNE 30, 2006

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization

Equity Capitalization:
Total Common Shares Outstanding	77.4%	$28,808,483
Operating Partnership (“OP”) Units	22.6%	8,404,615

Combined Common Shares and OP Units	100.0%	37,213,098

Market Price at June 30, 2006		$15.40

Total Equity Capitalization		$573,081,716	56%
Debt Capitalization:
Company Outstanding Debt		$439,156,807
Pro-rata Share of Joint Venture Debt		8,471,524

Total Debt Capitalization		447,628,331	44%

Total Market Capitalization		$1,020,710,047	100%

p. 10	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SAME PROPERTY NET OPERATING INCOME

	Three Months Ended June 30,			Six Months Ended June 30,

	2006	2005	% Change	2006	2005	% Change

Number of Properties[1]	36	36		36	36
Occupancy	96.0%	95.4%		96.0%	95.4%
Property revenues	$14,573,944	$13,609,363		$27,569,494	$25,975,026
Property operating expenses	4,207,272	3,874,070		7,938,683	7,009,508

Net operating income - same properties (36 properties)	10,366,672	9,735,294	6.5%	19,630,811	18,965,518	3.5%
Net operating income – Galleria Plaza and Cedar Hill Village[2]	—	—		234,257	451,545
Write-off of in-place lease liability at Eagle Creek[3]	(458,306)	—		(458,306)	—

Net operating income – including Galleria Plaza and Cedar Hill Village	9,908,366	9,735,294	1.8%	19,406,762	19,417,063	-0.1%
Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties[2]	10,366,672	9,735,294		19,630,811	18,965,518
Net operating income - non-same properties	4,968,234	2,609,608		10,863,690	5,536,514
Less pro rata share of same property joint venture NOI	(305,556)	(333,631)		(639,318)	(625,467)
Net operating income - construction, service, general and administrative and other	13,169	291,024		(449,595)	(737,538)

Total Company Net Operating Income	15,042,519	12,302,295		29,405,588	23,139,027
Total other income	23,763	74,626		74,212	109,402
Total other expenses	(12,307,786)	(10,099,446)		(24,413,300)	(18,677,213)
Loss on sale of asset	(764,008)	—		(764,008)
Limited Partners’ interests in the continuing operations of the Operating Partnership	(454,117)	701,701		989,574	1,394,377
Operating income from discontinued operations, net of Limited Partners’ interests	—	175,166		—	388,760

Net income	$1,540,371	$1,750,939		$3,312,918	$3,565,599

[1] Same property analysis excludes Glendale Mall as the Company pursues redevelopment of this property.

[2]  Late in the first quarter of 2006, Shoe Pavilion and 24 Hour Fitness replaced Ultimate Electronics at Galleria Plaza and Cedar Hill Village, respectively. These properties have been excluded from the information presented for the first quarter of 2006 to provide for a more  meaningful comparison of Same Property results.

3  In May 2006, Winn-Dixie rejected its lease with the Company at Eagle Creek. In connection with this lease termination, the Company wrote off all related assets and liabilities, including the in-place lease liability to minimum rent. Also in May 2006, the Company acquired the Winn-Dixie lease for an acquisition cost of $1.35 million.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company’s properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

p. 11	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005

Revenue:
Minimum rent	$16,509,839	$15,734,672	$14,931,419	$14,176,125	$13,346,462
Tenant reimbursements	4,417,611	3,695,873	4,054,644	2,401,869	2,871,856
Other property related revenue	944,966	1,051,701	2,027,454	2,409,900	407,589
Other income, net	31,312	53,876	65,205	57,759	79,894

	21,903,728	20,536,122	21,078,722	19,045,653	16,705,801
Expenses:
Property operating	3,274,984	3,034,174	4,230,328	2,933,662	2,451,267
Real estate taxes	3,122,720	2,506,914	2,480,709	1,604,623	1,874,849

	6,397,704	5,541,088	6,711,037	4,538,285	4,326,116

Net Operating Income – Properties	15,506,024	14,995,034	14,367,685	14,507,368	12,379,685
Other Income (Expense):
Construction and service fee revenue	9,036,996	7,896,936	12,823,385	4,916,773	5,590,667
Cost of construction and services	(7,899,325)	(7,185,364)	(10,203,260)	(4,320,679)	(4,390,955)
General, administrative, and other	(1,601,176)	(1,343,537)	(1,706,050)	(1,112,314)	(1,277,102)
Depreciation and amortization	(7,842,914)	(7,522,235)	(6,175,623)	(5,439,606)	(5,356,577)

	(8,306,419)	(8,154,200)	(5,261,548)	(5,955,826)	(5,433,967)

Earnings Before Interest and Taxes	7,199,605	6,840,834	9,106,137	8,551,542	6,945,718
Interest expense	(4,615,175)	(4,569,992)	(4,411,460)	(5,176,657)	(4,742,869)
Loss on sale of asset[1]	(764,008)	—	—	—	—
Income tax (expense) benefit of taxable REIT subsidiary	150,303	(13,287)	(809,178)	(232,285)	—
Minority interest in income of consolidated subsidiaries	(37,986)	(37,524)	(550,599)	(623,574)	(51,930)
Equity in earnings (loss) of unconsolidated entities	61,749	87,973	(26,225)	76,385	126,556
Limited partners’ interests in the continuing operations of the Operating Partnership	(454,117)	(535,457)	(886,925)	(798,844)	701,654

Income From Continuing Operations	1,540,371	1,772,547	2,421,750	1,796,567	1,575,822
Operating income from discontinued operations, net of Limited Partners’ interests[2]	—	—	5,466,250	185,674	175,117

Net income	$1,540,371	$1,772,547	$7,888,000	$1,982,241	$1,750,939

NOI/Revenue	70.8%	73.0%	68.2%	76.2%	74.1%
Recovery Ratio[3]	69.0%	66.7%	60.4%	52.9%	66.4%

[1] In June 2006, the Company sold Marsh Supermarkets, an asset in its Naperville Marketplace development property in Naperville, Illinois.
[2] In December 2005, the Company sold Mid-America Clinical Labs in Indianapolis, Indiana.
[3] “Recovery Ratio” is computed by dividing property operating and real estate tax expense by tenant reimbursements.

p. 12	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SUMMARY OF OUTSTANDING DEBT1
TOTAL DEBT OUTSTANDING AS OF JUNE 30, 2006

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$228,291	51%	6.03%	7.4
Unconsolidated	8,471	2%	6.61%	6.0
Floating Rate Debt (Hedged) [2]	50,000	11%	5.57%	1.1

Total Fixed Rate Debt	286,762	64%	5.97%	6.2
Variable Rate Debt:[3]
Construction Loans	71,724	16%	6.99%	1.5
Other Variable	136,656	31%	6.79%	1.1
Floating Rate Debt (Hedged) [2]	(50,000)	-11%	-6.70%	-1.1

Total Variable Rate Debt	158,380	36%	6.91%	1.3
Net Premiums	2,486	N/A	N/A	N/A

Total	$447,628	100%	6.30%	4.5

SCHEDULE OF MATURITIES BY YEAR AS OF JUNE 30, 2006

	Mortgage Debt		Secured Revolving Credit Facility	Construction Loans	Total Consolidated Outstanding Debt	KRG Share Of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt

	Annual Maturity	Term Maturities

2006	1,239	0	0	1,259	2,498	98	2,596
2007	2,703	20,100	111,550	42,193	176,546	204	176,750
2008	2,652	8,292	0	20,900	31,844	218	32,062
2009	2,801	27,452	0	7,372	37,625	2,211	39,836
2010	3,023	0	0	0	3,023	97	3,120
2011	2,986	19,655	0	0	22,641	103	22,744
2012	2,637	35,356	0	0	37,993	109	38,102
2013	2,562	4,027	0	0	6,589	5,431	12,020
2014	2,191	27,567	0	0	29,758	0	29,758
2015	1,740	38,301	0	0	40,041	0	40,041
2016 and beyond	3,827	44,286	0	0	48,113	0	48,113
Net Premiums	0	0	0	0	2,486	0	2,486

Total	$28,361	$225,036	$111,550	$71,724	$439,157	$8,471	$447,628

[1] Dollars in thousands.
[2] These debt obligations are hedged by interest rate swap agreements.
[3] Variable Rate Debt %, net of swap transactions:
- Construction	16%	$71,724
- Other Variable	20%	86,656	(Includes debt on acquisition land held for development)

	36%	$158,380

p. 13	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SCHEDULE OF OUTSTANDING DEBT1

CONSOLIDATED DEBT AS OF JUNE 30, 2006

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of June 30, 2006	Monthly Debt Service as of June 30, 2006

50th & 12th	Wachovia Bank	5.67%	11/11/14	$4,607	$27
176th & Meridian	Wachovia Bank	5.67%	11/11/14	4,185	25
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,395	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,239	37
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000	91
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,834	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	12,029	69
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300	62
Indiana State Motor Pool	Old National	5.38%	3/24/08	4,064	19
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,571	139
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,838	193
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680	134
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,559	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,606	93
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000	125
Thirty South	CS First Boston	6.09%	1/11/14	22,834	142
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,550	77

Subtotal				$228,291	$1,347

Floating Rate Debt (Hedged):	Lender	Interest Rate	Maturity Date	Balance as of June 30, 2006	Monthly Debt Service as of June 30, 2006

Collateral Pool Properties[2]	KeyBank	5.65%	8/1/07	$35,000	$165
Collateral Pool Properties[2]	KeyBank	5.38%	8/1/07	15,000	67

Subtotal				$50,000	$232

TOTAL CONSOLIDATED FIXED RATE DEBT				$278,291	$1,579

TOTAL NET PREMIUMS				$2,486

Variable Rate Debt: Mortgages	Lender	Interest Rate[3]	Maturity Date	Balance as of June 30, 2006

Fishers Station Shops[4]	National City Bank	LIBOR + 275	9/1/08	$5,006
Traders Point[5]	Wachovia Bank	LIBOR + 160	3/31/07	20,100

Subtotal				$25,106

1 Dollars in thousands.
2 The Company entered into $35 million and $15 million fixed rate swap agreements, which are designated as hedges against the revolving credit facility.
3 At June 30, 2006, one-month LIBOR and Prime interest rates were 5.35% and 8.25%, respectively.
4 The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.
5 The Company entered into a short-term variable rate loan used for the acquisition and completion of the Kedron Village project.

p. 14	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)1

Variable Rate Debt: Construction Loans	Servicer	Interest Rate [2]	Maturity Date	Total Commitment	Balance as of June 30, 2006

Beacon Hill Shopping Center[3]	Fifth Third Bank	LIBOR + 150	9/30/07	$34,800	$5,665
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000	2,282
Bridgewater Marketplace Walgreens	LaSalle Bank	LIBOR + 150	10/31/07	4,046	3,169
Cobblestone Plaza[4]	Wachovia Bank	LIBOR + 160	6/29/09	44,500	7,372
Estero Town Center[5]	Wachovia Bank	LIBOR + 165	4/1/08	20,460	9,916
Gateway Shopping Center[6]	Union Bank of California	LIBOR + 150	12/15/07	22,268	5,116
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	5/1/07	10,057	8,684
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400	7,324
Red Bank Commons	Huntington Bank	LIBOR + 165	3/31/07	4,960	4,715
Sandifur Plaza[7]	LaSalle Bank	LIBOR + 165	12/31/06	5,500	1,259
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	8,701
Traders Point II	Huntington Bank	LIBOR + 165	6/28/07	9,587	7,521

Subtotal				$202,578	$71,724

Line of Credit	Lender	Interest Rate [2]	Maturity Date	Total Available as of June 30, 2006	Balance as of June 30, 2006

Collateral Pool Properties: [8,9,10]	Wachovia Bank	LIBOR + 135	8/31/07	$125,947	$111,550

Floating Rate Debt (Hedged)
Collateral Pool Properties[9]	KeyBank	LIBOR + 135	8/1/07		$(35,000)
Collateral Pool Properties[9]	KeyBank	LIBOR + 135	8/1/07		(15,000)

Subtotal					$(50,000)

Total Consolidated Variable Rate Debt					$158,380

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$439,157

1 Dollars in thousands.
2 At June 30, 2006, one-month LIBOR and Prime interest rates were 5.35% and 8.25%, respectively.
3 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
4 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
5 The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.
6 The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
7 The Company has a 80% interest in the Walgreens and 95% in the shops. This loan is guaranteed by Kite Realty Group, LP.

8  There are currently 15 properties encumbered under the line of credit and 31 unencumbered properties and available to expand borrowings under the line.  The major unencumbered properties include: 50 S. Morton, Bayport Commons, Bolton Plaza, Centre at Panola Phase II, Circuit City Plaza, Cornelius Gateway Shops, Delray Marketplace, Fishers Station Marsh, Frisco Bridges, Greyhound Commons, Kedron Village, Martinsville Shops, Pipeline Pointe, Shops at Otty, Sunland II, Wal-Mart Plaza, Weston Park, Zionsville Place.

9 The Company entered into a $35 million and $15 million fixed rate swap agreement, which is designated as a hedge against the line of credit.
10 The total amount available for borrowing under the line is $125,947, of which $111,550 was outstanding as of June 30, 2006.

p. 15	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)1

UNCONSOLIDATED DEBT AS OF JUNE 30, 2006  2

	Lender	Interest Rate	Maturity Date	Balance as of June 30, 2006	Monthly Debt Service as of June 30, 2006

Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,065	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,065	78

TOTAL UNCONSOLIDATED DEBT				$16,130	$118

JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,659)

KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,471

TOTAL KRG CONSOLIDATED DEBT				$439,157
TOTAL KRG UNCONSOLIDATED DEBT				8,471

TOTAL KRG DEBT				$447,628

[1] Dollars in thousands.
[2] The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

p. 16	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

The Company owns the following two unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre	60%
Spring Mill Medical	50%

p. 17	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES
(THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	June 30, 2006	December 31, 2005

Assets:
Investment properties, at cost
Land	$2,552,075	$2,552,075
Buildings and improvements	14,577,215	14,566,616
Furniture and equipment	10,581	3,290

	17,139,871	17,121,981
Less: accumulated depreciation	(3,023,529)	(2,793,109)

	14,116,342	14,328,872
Cash and cash equivalents	800,488	902,443
Tenant receivables, including accrued straight-line rent	142,188	140,124
Other receivables	—	—
Deferred costs, net	641,680	670,319
Prepaid and other assets	325	—

Total Assets	$15,701,023	$16,041,758

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,129,993	$16,299,855
Accounts payable and accrued expenses	558,355	524,792
Due to affiliate	—	—

Total Liabilities	16,688,348	16,824,647
Accumulated equity (deficit)	(987,325)	(782,889)

Total Liabilities and Accumulated Equity (Deficit)	$15,701,023	$16,041,758

p. 18	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES
(THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006	2005

Total Revenue	$856,750	$858,820	$1,735,257	$1,689,039
Expenses:
Property operating	217,478	190,712	418,761	424,684
Real estate taxes	68,569	55,670	129,888	111,344
Depreciation and amortization	129,310	148,979	262,550	280,794

Total expenses	415,357	395,361	811,199	816,822

Operating income	441,393	463,459	924,058	872,217
Interest expense	273,602	279,182	546,494	557,536

Net income	$167,791	$184,277	$377,564	$314,681

p. 19	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)
AS OF JUNE 30, 2006

This Table Includes the Following:

•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2006

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,242,630	3	128,997	6	1,113,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Federated Department Stores	1	237,455	1	237,455	0	0
Circuit City	4	132,352	4	132,352	0	0
Dominick’s	2	131,613	2	131,613	0	0
Publix	3	129,357	3	129,357	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0
Kmart	1	110,875	1	110,875	0	0
Burlington Coat Factory	1	107,400	1	107,400	0	0

Total	30	2,934,905	21	1,464,272	9	1,628,633

[1]

A ground lease with Lowe’s was entered into during the first quarter of 2006.  An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property. Also, a ground lease with Lowe’s was entered into during the second quarter of 2006.  An estimated 158,000 square feet is included in Anchor Owned GLA to account for this property.

[2]	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
[3]	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p. 20	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

TOP 25 TENANTS BY ANNUALIZED BASE RENT1, 2
AS OF JUNE 30, 2006

This Table Includes the Following:

•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2006

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[6]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent [1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe’s Home Center[5]	Retail	3	128,997	2.5%	$2,564,000	$5.67	4.2%
Circuit City	Retail	4	132,352	2.6%	$1,930,190	$14.58	3.2%
State of Indiana	Commercial	3	210,393	4.1%	$1,663,733	$7.91	2.7%
Eli Lilly	Commercial	1	99,542	1.9%	$1,642,443	$16.50	2.7%
Marsh Supermarkets[4]	Retail	2	124,902	2.4%	$1,633,958	$13.08	2.7%
Dominick’s	Retail	2	131,613	2.5%	$1,411,728	$10.73	2.3%
Dick’s Sporting Goods	Retail	2	126,672	2.4%	$1,220,000	$9.63	2.0%
HEB	Retail	1	105,000	2.0%	$1,155,000	$11.00	1.9%
Bed Bath & Beyond	Retail	3	85,895	1.7%	$1,056,866	$12.30	1.7%
Walgreens	Retail	3	39,070	0.8%	$1,031,023	$26.39	1.7%
Publix	Retail	3	129,357	2.5%	$989,361	$7.65	1.6%
Wal-Mart	Retail	2	234,649	4.5%	$930,927	$3.97	1.5%
Ross Stores	Retail	3	87,656	1.7%	$893,821	$10.20	1.5%
Office Depot	Retail	3	84,372	1.6%	$873,089	$10.35	1.4%
Kmart	Retail	1	110,875	2.1%	$850,379	$7.67	1.4%
UMDA[3]	Commercial	1	32,256	0.6%	$844,402	$26.18	1.4%[3]
Kerasotes[5]	Retail	2	43,050	0.8%	$776,496	$8.92	1.3%
A & P	Retail	1	58,732	1.1%	$763,516	$13.00	1.3%
Old Navy	Retail	3	64,868	1.3%	$748,693	$11.54	1.2%
Shoe Pavilion	Retail	1	31,396	0.6%	$722,108	$23.00	1.2%
City Securities	Commercial	1	34,949	0.7%	$694,900	$19.88	1.1%
Indiana University Healthcare Associates[3]	Commercial	1	31,175	0.6%	$622,201	$19.96	1.0%[3]
Bealls	Retail	2	79,611	1.5%	$576,000	$7.24	1.0%
Petsmart	Retail	2	50,909	1.0%	$537,095	$10.55	0.9%
Michaels	Retail	2	47,837	0.9%	$527,416	$11.03	0.9%

Total			2,306,128	44.4%	$26,659,345	$9.97	43.9%

[1]	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable tenant, multiplied by 12.
[2]	Excludes tenants at development properties that are Build-to-Suits for sale.
[3]	Property held in unconsolidated joint venture. Annualized Base Rent is reflected at 100 percent.
[4]	Excludes the Marsh Supermarket at Geist Pavilion where the tenant has commenced payment of rent but has not opened for business.
[5]	Annualized Base Rent Per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.
[6]	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p. 21	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

This Table Includes the Following:

•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2006

	Number of Expiring Leases [2]	Expiring GLA/NRA [3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	52	121,901	2.5%	$1,183,508	2.1%	$9.71	$0
2007	82	256,648	5.3%	$3,213,514	5.6%	$12.52	$800,000
2008	44	440,321	9.1%	$3,272,454	5.7%	$7.43	$0
2009	62	210,433	4.3%	$3,190,314	5.6%	$15.16	$0
2010	66	424,149	8.8%	$5,192,785	9.1%	$12.24	$0
2011	54	634,011	13.1%	$6,086,759	10.7%	$9.60	$0
2012	33	269,439	5.6%	$3,714,267	6.5%	$13.79	$85,000
2013	22	198,131	4.1%	$2,896,224	5.1%	$14.62	$0
2014	33	343,799	7.1%	$4,245,360	7.4%	$12.35	$427,900
2015	38	507,185	10.5%	$6,295,171	11.0%	$12.41	$251,500
Beyond	50	1,441,759	29.6%	$17,808,528	31.2%	$12.35	$2,139,980

Total	536	4,847,776	100.0%	$57,098,884	100.0%	$11.78	$3,704,380

[1]	Excludes tenants at development properties that are Build-to-Suits for sale.
[2]	Lease expiration table reflects rents in place as of June 30, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[3]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[4]	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable tenant, multiplied by 12. Excludes ground lease revenue.

p. 22	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

LEASE EXPIRATIONS –RETAIL ANCHOR TENANTS1

This Table Includes the Following:

•	Operating Retail Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of June 30, 2006

	Number of Expiring Leases [2]	Expiring GLA [3]	% of Total GLA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	1	34,212	0.7%	$18,000	0.0%	$0.53	$0
2007	7	104,126	2.2%	$817,276	1.4%	$7.85	$800,000
2008	3	342,049	7.1%	$1,441,077	2.5%	$4.21	$0
2009	3	69,389	1.4%	$669,318	1.2%	$9.65	$0
2010	11	284,459	5.9%	$2,622,387	4.6%	$9.22	$0
2011	7	407,087	8.4%	$2,089,946	3.7%	$5.13	$0
2012	5	135,399	2.8%	$1,172,103	2.1%	$8.66	$0
2013	1	11,960	0.3%	$161,460	0.3%	$13.50	$0
2014	6	126,986	2.6%	$1,284,007	2.3%	$10.73	$0
2015	11	374,987	7.6%	$3,614,475	6.3%	$9.54	$0
Beyond	30	1,312,063	27.0%	$14,962,977	26.2%	$11.40	$990,000

Total	85	3,202,717	66.0%	$28,853,026	50.6%	$9.01	$1,790,000

[1]	Retail Anchor Tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.
[2]	Lease expiration table reflects rents in place as of June 30, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[3]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[4]	Annualized base rent represents the monthly contractual rent for June 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 23	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes the Following:

•	Operating Retail Properties
•	Development Property Tenants open for business as of June 30, 2006

	Number of Expiring Leases[1]	Expiring GLA[2]	% of Total GLA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	50	86,689	1.8%	$1,165,258	2.0%	$13.44	$0
2007	73	148,567	3.0%	$2,318,878	4.1%	$15.61	$0
2008	40	90,307	1.9%	$1,671,440	2.9%	$18.51	$0
2009	59	141,044	2.9%	$2,520,996	4.4%	$17.87	$0
2010	54	130,812	2.7%	$2,390,619	4.2%	$18.28	$0
2011	44	127,382	2.6%	$2,354,370	4.1%	$18.48	$0
2012	26	96,988	2.0%	$1,951,456	3.4%	$20.12	$85,000
2013	17	57,817	1.2%	$1,145,133	2.0%	$19.81	$0
2014	25	66,864	1.4%	$1,573,003	2.8%	$23.53	$427,900
2015	25	87,091	1.8%	$1,901,075	3.3%	$21.83	$251,500
Beyond	18	66,265	1.4%	$1,378,947	2.4%	$20.81	$1,149,980

Total	431	1,099,826	22.7%	$20,371,175	35.6%	$18.52	$1,914,380

[1]	Lease expiration table reflects rents in place as of June 30, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[2]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[3]	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 24	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

LEASE EXPIRATIONS – COMMERCIAL TENANTS

This Table Includes the Following:

•	Operating Commercial Properties

	Number of Expiring Leases[1]	Expiring NRA	% of Total NRA Expiring	Expiring Annualized Base Rent[2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2006	1	1,000	0.0%	$250	0.0%	$0.25
2007	2	3,955	0.1%	$77,360	0.1%	$19.56
2008	1	7,965	0.2%	$159,938	0.3%	$20.08
2009	0	0	0.0%	$0	0.0%	$0.00
2010	1	8,878	0.2%	$179,780	0.3%	$20.25
2011	3	99,542	2.1%	$1,642,443	2.9%	$16.50
2012	2	37,052	0.8%	$590,708	1.0%	$15.94
2013	4	128,354	2.7%	$1,589,631	2.8%	$12.38
2014	2	149,949	3.0%	$1,388,350	2.4%	$9.26
2015	2	45,107	0.9%	$779,621	1.4%	$17.28
Beyond	2	63,431	1.3%	$1,466,603	2.6%	$23.12

Total	20	545,233	11.3%	$7,874,684	13.8%	$14.44

[1]	Lease expiration table reflects rents in place as of June 30, 2006 and does not include option periods; 2006 expirations include month-to-month tenants. This column also excludes ground leases.
[2]	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable property, multiplied by 12.

p. 25	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SUMMARY RETAIL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	6/30/06		3/31/06	12/31/05	9/30/05	6/30/05

Company Owned GLA[1] – Operating Retail	4,595,183		4,532,104	4,497,658	4,175,813	3,923,243
Total GLA[1] – Operating Retail	6,698,265		6,650,386	6,160,940	5,685,320	5,356,973
Projected Company Owned GLA Under Development[2,4]	581,281		696,896	690,161	628,100	946,700
Projected Total GLA Under Development[4]	1,535,081		1,579,358	1,823,561	1,772,825	1,927,802

Number of Operating Retail Properties	43		42	40	37	36
Number of Retail Properties Under Development[4]	11	[4]	12	14	13	12

Percentage Leased – Operating Retail	93.0%		94.8%	95.3%	95.6%	93.8%

Annualized Base Rent & Ground Lease Revenue - Retail Properties[3]	$51,664,411		$51,480,775	$50,059,285	$46,701,031	$41,304,284

[1]

Company Owned GLA represents gross leasable area owned by the Company.  Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

[2]

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company.  Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

[3]	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable tenant, multiplied by 12.
[4]	Excludes Kedron Village, a property under construction with a completion commitment from the seller. Kedron Village contains 282,125 square feet of total GLA and 157,408 square feet of owned GLA.

p. 26	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

SUMMARY COMMERCIAL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05

Company Owned Net Rentable Area (NRA)[1]	562,652	562,652	562,652	662,652	662,652
NRA under Development	—	—	—	—	—

Number of Operating Commercial Properties	5	5	5	6	6
Number of Commercial Properties under Development	—	—	—	—	—

Percentage Leased – Operating Commercial Properties	96.9%	97.7%	97.3%	97.7%	97.7%
Percentage Leased – Commercial Properties under Development	—	—	—	—	—

Annualized Base Rent – Commercial Properties[2,3]	$7,874,683	$7,959,366	$7,909,489	$9,624,510	$9,624,510

[1]

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

[2]	Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.
[3]	Annualized Base Rent includes $779,621 from KRG and subsidiaries as of June 30, 2006.

p. 27	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

DEVELOPMENT PIPELINE
AS OF JUNE 30, 2006

2005 Deliveries/ 2006 Stabilizations	MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[9]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of June 30, 2006[4]	Major Tenants and Non-owned Anchors

Indiana
Geist Pavilion	Indianapolis, IN	Retail	Q1 – Q4 2005 [11] Q4 2005	64,300	64,300	71.8%	84.0%	11,971	11,084	Marsh Supermarkets/Party Tree

Subtotal				64,300	64,300	71.8%	84.0%	$11,971	$11,084

2006-2007 Deliveries	MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[9]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of June 30, 2006[4]	Major Tenants and Non-owned Anchors

Florida
Tarpon Springs Plaza	Naples, FL	Retail	Q1 2007	82,550	274,350	0.0%	96.6%	$22,500	$13,067	Target (non-owned), Staples, Cost Plus, AC Moore
Estero Town Commons [6,7,8]	Naples, FL	Retail	Q3 2006	25,600	206,600	0.0%	92.9%	20,000	14,155	Lowe’s Home Improvement
Indiana
Beacon Hill Shopping Center 7.8	Crown Point, IN	Retail	Q3 2006	56,000	161,000	0.0%	27.5%	17,000	14,834	Strack & VanTil’s (non-owned), Walgreens (non-owned)
Zionsville Place	Indianapolis, IN	Retail	Q3 2006	12,400	42,400	0.0%	51.6%	4,550	4,138
Stoney Creek Commons II	Indianapolis, IN	Retail	Q3 2006	49,330	219,530	61.4%	100.0%	6,000	4,979	HH Gregg, Office Depot
Bridgewater Marketplace I	Indianapolis, IN	Retail	Q3 2006	40,879	50,879	0.0%	39.4%	15,000	6,283	Walgreens (build-to-suit for sale)
Illinois
Naperville Marketplace	Chicago, IL	Retail	Q3 2006	100,000	170,000	0.0%	35.3%	16,500	10,392	Caputo’s Fresh Market (non-owned, TJ Maxx)
Oregon
Cornelius Gateway Build-to-Suit For Sale[7,8]	Portland, OR	Retail	Q2 2006	21,300	36,100	0.0%	5.7%	5,400	4,019	Walgreens (non-owned)
Washington
Sandifur Plaza Build-to-Suit for Sale [6,7,8]	Tri-Cities, WA	Retail	Q4 2006	27,400	27,400	0.0%	80.3%	6,400	2,020	Walgreens (build-to-suit for sale)
Gateway Shopping Center - Phase I & II6,7,8,10	Seattle, WA	Retail	Q1 2007	76,522	282,522	0.0%	39.4%	24,300	9,023	Kohl’s (non-owned), Winco (non-owned)

Subtotal				491,981	1,470,781	6.2%	65.6%	$137,650	$82,910

Total [12]				556,281	1,535,081	13.8%	67.2%	$149,621	$93,994

[1]	Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made.
[2]

Projected Owned GLA represents gross leasable area the Company projects it will own. It excludes square footage that the Company projects will be attributable to non-owned outlot structures on land owned by the Company and expected to be ground leased to tenants. It also excludes non-owned anchor space.

[3]

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that is owned by the Company, and non-owned anchor space that currently exists or is under construction.

[4]	Dollars in thousands.
[5]

Excludes land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 60,346 square feet for which the Company has signed non-binding letters of intent.

[6]	Opening Date and Total Estimated Cost based on preliminary siteplan.
[7]	Owned in a joint venture.
[8]

The Company owns the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); and Estero Town Commons (preferred return, then 40%).

[9]	Includes tenants that have taken possession of their space or have begun paying rent.
[10]	In April 2006, the Company acquired Phase II, consisting of a 93,000 square-foot non-owned anchor, 45,000 square feet of small shops and two outlots.
[11]	The Phase I building opened Q1 2005. Phase II and Phase III buildings opened Q4 2005.
[12]	Excludes Kedron Village, a property under construction with a completion commitment from the seller. Kedron Village contains 282,125 square feet of total GLA and 157,408 square feet of owned GLA.

p. 28	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO[1]
AS OF JUNE 30, 2006

	Number of Operating Properties	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	21	2,182,678	42.3%	222	$22,846,792	40.3%	$11.78
• Retail – Mall	1	579,189	11.2%	37	$2,115,079	3.7%	$4.76
• Retail	15	1,040,837	20.2%	164	$12,857,030	22.7%	$13.49
• Commercial	5	562,652	10.9%	21	$7,874,683	13.9%	$14.44
Texas	8	1,136,250	22.0%	96	$13,814,437	24.4%	$12.23
Florida	9	1,001,206	19.4%	116	$9,068,198	16.0%	$9.81
Illinois	2	231,685	4.5%	35	$3,079,366	5.4%	$14.11
New Jersey	1	115,088	2.2%	17	$1,785,570	3.2%	$16.00
Georgia	2	142,707	2.8%	28	$1,631,911	2.9%	$11.44
Washington	3	102,146	2.0%	26	$1,736,070	3.1%	$17.16
Ohio	1	236,230	4.6%	7	$2,353,767	4.2%	$9.96
Oregon	1	9,845	0.2%	7	$268,603	0.5%	$27.28

Total	48	5,157,835	100.0%	554	$56,669,396	100.0%	$11.75

[1]	Excludes tenants at development properties that are Build-to-Suits for sale.
[2]

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 23 parcels or outlots owned by the Company and ground leased to tenants, which contain 23 non-owned structures totaling approximately 321,119 square feet. It also excludes the square footage of Union Station Parking Garage.

[3]

Annualized Base Rent excludes $2,954,380 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2006 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on development properties.

p. 29	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

OPERATING RETAIL PROPERTIES – TABLE I
AS OF JUNE 30, 2006

Property [1,2]	State	MSA	Year Built/ Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	97.5%
Wal-Mart Plaza [4]	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	100.0%
Shops at Eagle Creek	FL	Naples	1998	2003	Acquired	75,944	75,944	23.8%[10]
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	0	*
Circuit City Plaza	FL	Coral Springs	2004	2004	Developed	435,906	45,906	97.1%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	93.5%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	100.0%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,162	132,613	94.9%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	93.3%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	76.8%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,207	120,678	92.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	214,696	124,696	93.2%
Traders Point	IN	Indianapolis	2005	2005	Developed	328,278	252,501	94.3%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	53.8%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station [5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	84.4%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre [6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	88.2%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	100.0%
Stoney Creek Commons I	IN	Indianapolis	2000	2000	Developed	140,197	0	*
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	*
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,264	34,264	78.1%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	96.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Shops at Otty [7]	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,539	307,563	99.5%
Galleria Plaza [8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	90.0%
Burlington Coat Factory [9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,308	156,308	100.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	156,000	149,000	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,086	73,086	98.6%

					TOTAL	6,698,265	4,595,183	93.0%

(*)

Property consists of ground leases only, no Owned GLA. As of 6/30/06, the following were leased: Lowe’s at Eagle Creek – single ground lease property; Stoney Creek Commons – one outlot remains to be leased at this property, which will be merged with Stoney Creek II as shown on the Development Pipeline; Greyhound Commons – two of four outlots leased; and Weston Park Phase I – two of three outlots leased.

[1]	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
[2]	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
[3]

Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of June 30, 2006 except for Stoney Creek Commons, Greyhound Commons, Weston Park Phase I (see *) and Eagle Creek Lowe’s Home Improvement.

[4]

The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, The Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.

[5]

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

[6]	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.
[7]	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.
[8]	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
[9]

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

[10]	In May 2006, the Company acquired and terminated the Winn-Dixie lease. The space is being marketed to multiple potential retail tenants.

p. 30	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

OPERATING RETAIL PROPERTIES – TABLE II
AS OF JUNE 30, 2006

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue [1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

RETAIL OPERATING PROPERTIES
International Speedway Square [4]	FL	Daytona	$2,422,964	$232,900	$2,655,864	5.0%	$11.17	SteinMart, Bed, Bath & Beyond, Circuit City
King’s Lake Square	FL	Naples	$1,065,438	$0	$1,065,438	2.1%	$12.78	Publix, Walgreens
Wal-Mart Plaza[4]	FL	Gainesville	$927,276	$0	$927,276	1.8%	$5.21	Wal-Mart, Books-A-Million, Save A Lot
Waterford Lakes	FL	Orlando	$915,834	$0	$915,834	1.8%	$11.75	Winn-Dixie[5]
Shops at Eagle Creek	FL	Naples	$382,603	$0	$382,603	0.7%	$21.14
Eagle Creek Lowe’s	FL	Naples	$0	$800,000	$800,000	1.6%		Lowe’s Home Improvement
Circuit City Plaza	FL	Coral Springs	$881,277	$0	$881,277	1.7%	$19.78	Circuit City, Wal-Mart (non-owned), Lowe’s Home Improvement (non-owned)
Indian River Square	FL	Vero Beach	$1,421,952	$0	$1,421,952	2.8%	$9.86	Office Depot, Bealls, Ragshop, Lowe’s Home Improvement (non-owned), Target (non-owned)
Bolton Plaza [4]	FL	Jacksonville	$1,050,853	$0	$1,050,853	2.0%	$6.50	Wal-Mart
Centre at Panola	GA	Atlanta	$834,312	$0	$834,312	1.6%	$11.42	Publix
Publix at Acworth	GA	Atlanta	$797,599	$0	$797,599	1.5%	$11.46	Publix, CVS
Silver Glen Crossing	IL	Chicago	$1,796,741	$85,000	$1,881,741	3.6%	$14.28	Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	$1,282,625	$0	$1,282,625	2.5%	$13.87	Dominick’s
Glendale Mall	IN	Indianapolis	$2,115,079	$148,500	$2,263,579	4.4%	$4.76	L.S. Ayres, Kerasotes Theatre, Lowe’s Home Improvement (non-owned)
Cool Creek Commons	IN	Indianapolis	$1,705,404	$155,500	$1,860,904	3.6%	$15.24	Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	$1,541,705	$0	$1,541,705	3.0%	$13.27	TJ Maxx, PETCO, Shoe Carnival, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	$3,271,770	$635,000	$3,906,770	7.5%	$13.74	Dick’s Sporting Goods, Bed Bath & Beyond, Michaels, Marsh Supermarkets, Books-A-Million, Old Navy
Traders Point II	IN	Indianapolis	$657,113	$0	$657,113	1.3%	$26.22
Hamilton Crossing	IN	Indianapolis	$1,396,773	$71,500	$1,468,273	2.8%	$16.95	Office Depot
Fishers Station	IN	Indianapolis	$1,181,759	$0	$1,181,759	2.3%	$12.24	Marsh Supermarket
Whitehall Pike	IN	Bloomington	$1,014,000	$0	$1,014,000	2.0%	$7.86	Lowe’s Home Improvement
The Centre [4]	IN	Indianapolis	$904,671	$0	$904,671	1.8%	$12.71	Osco
The Corner Shops	IN	Indianapolis	$524,431	$0	$524,431	1.0%	$12.33	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	$0	$0	$0	0.0%		Lowe’s Home Improvement (non-owned)
Greyhound Commons	IN	Indianapolis	$0	$202,500	$202,500	0.4%		Lowe’s Home Improvement (non-owned)
Weston Park Phase I	IN	Indianapolis	$0	$190,000	$190,000	0.4%
Red Bank Commons	IN	Evansville	$379,784	$0	$379,784	0.7%	$14.19	Wal-Mart (non-owned) Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	$147,620	$0	$147,620	0.3%	$13.44
50 South Morton	IN	Indianapolis	$132,000	$0	$132,000	0.3%	$66.00
Ridge Plaza	NJ	Oak Ridge	$1,785,570	$0	$1,785,570	3.5%	$16.00	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	$2,353,767	$0	$2,353,767	4.6%	$9.96	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	$268,603	$122,500	$391,103	0.8%	$27.28	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	$3,599,112	$0	$3,599,112	7.0%	$12.00	Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	$2,999,572	$95,280	$3,094,852	6.0%	$9.80	Kmart, Circuit City, Roomstore
Galleria Plaza	TX	Dallas	$1,081,717	$0	$1,081,717	2.1%	$24.41	Shoe Pavilion
Cedar Hill Village	TX	Dallas	$673,085	$0	$673,085	1.3%	$16.14	24 Hour Fitness, JCPenney (non-owned)
Preston Commons	TX	Dallas	$590,338	$0	$590,338	1.1%	$23.80	Lowe’s Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	$510,150	$0	$510,150	1.0%	$4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	$2,449,104	$100,000	$2,549,104	4.9%	$15.67	H-E-B Grocery
Market Street Village	TX	Hurst	$1,911,358	$115,700	$2,027,058	3.9%	$12.83	Ross, Office Depot, JoAnn’s, Circuit City, Hancock Fabrics
50th & 12th	WA	Seattle	$475,000	$0	$475,000	0.9%	$32.76	Walgreens
176th & Meridian	WA	Seattle	$433,000	$0	$433,000	0.8%	$29.74	Walgreens
Four Corner Square	WA	Seattle	$828,070	$0	$828,070	1.6%	$11.49	Johnson Hardware Store

		TOTAL	$48,710,031	$2,954,380	$51,664,411	100.0%	$11.40

[1]

Annualized Base Rent represents the contractual rent for June 2006 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2006.

[2]	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
[3]	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.
[4]	A third party manages this property.
[5]

In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of June 30, 2006, Winn-Dixie had not announced plans to close the Waterford Lakes store, nor had it rejected the lease. In a public announcement, Winn-Dixie included the store at Waterford Lakes on its list of stores it intended to retain as of that date.

p. 31	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

OPERATING COMMERCIAL PROPERTIES
AS OF JUNE 30, 2006

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4]	Indianapolis	1905/2002	Redeveloped	298,346	95.7%	$4,901,394	62.3%	$17.45	Eli Lilly, City Securities, Kite Realty Group
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	10.3%	9.47	Indiana Department of Administration
Spring Mill Medical[2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	18.6%	23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	8.8%	6.03	Indiana Dept. of Administration

Total				562,652	96.9%	$7,874,683	100.0%	$14.44

1	Annualized Base Rent represents the monthly contractual rent for June 2006 for each applicable property, multiplied by 12.
2	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.
3	Annualized Base Rent for 2006 is approximately $500,000.
4	Annualized Base Rent includes $779,621 from KRG and subsidiaries as of June 30, 2006.

p. 32	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN[1]
AS OF JUNE 30, 2006

	Owned Gross Leasable Area				Occupancy

Property	State	Anchors	Shops	Total	Anchors	Shops	Total

ISS	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	100.0%	100.0%
Shops at Eagle Creek	FL	51,703	24,241	75,944	0.0%	74.7%	23.8%
Eagle Creek Lowe’s	FL
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	89.5%	97.1%
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	73.0%	93.5%
Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	100.0%	100.0%
Silver Glen Crossing	IL	78,675	53,938	132,613	100.0%	87.4%	94.9%
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	80.1%	93.3%
Glendale Mall	IN	437,702	141,487	579,189	86.5%	46.6%	76.8%
Cool Creek Commons	IN	53,600	67,078	120,678	100.0%	87.0%	92.8%
Boulevard Crossing	IN	74,440	50,256	124,696	100.0%	83.0%	93.2%
Traders Point	IN	211,664	40,837	252,501	100.0%	64.8%	94.3%
Traders Point II	IN	0	46,600	46,600		53.8%	53.8%
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%
Fishers Station	IN	57,000	57,457	114,457	100.0%	68.9%	84.4%
Whitehall Pike	IN	128,997	0	128,997	100.0%	100.0%
The Centre	IN	18,720	61,969	80,689	100.0%	84.7%	88.2%
The Corner Shops	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%
Stoney Creek Commons I	IN
Greyhound Commons	IN
Weston Park Phase I	IN
Red Bank Commons	IN	0	34,264	34,264		78.1%	78.1%
Martinsville Shops	IN	0	10,986	10,986		100.0%	100.0%
50 South Morton	IN	0	2,000	2,000		100.0%	100.0%
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	92.3%	97.0%
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%		100.0%
Shops at Otty	OR	0	9,845	9,845		100.0%	100.0%
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	100.0%	100.0%
Sunland Towne Centre	TX	277,220	30,343	307,563	100.0%	95.1%	99.5%
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%
Preston Commons	TX	0	27,564	27,564		90.0%	90.0%
Burlington Coat Factory	TX	107,400	0	107,400	100.0%		100.0%
Plaza Volente	TX	105,000	51,308	156,308	100.0%	100.0%	100.0%
Market Street Village	TX	136,746	12,254	149,000	100.0%	100.0%	100.0%
50th & 12th	WA	14,500	0	14,500	100.0%		100.0%
176th & Meridian	WA	14,560	0	14,560	100.0%		100.0%
Four Corner Square	WA	20,512	52,574	73,086	100.0%	98.1%	98.6%

Total		3,300,051	1,295,132	4,595,183	96.7%	83.5%	93.0%

	Annualized Base Rent[1]				Annualized Base Rent per Occupied Sq. Ft.

Property	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total

ISS	$2,118,321	$304,643	$232,900	$2,655,864	$10.57	$18.49	$11.17
King’s Lake Square	$361,793	$703,645	$0	$1,065,438	$7.26	$20.97	$12.78
Wal-Mart Plaza	$538,544	$388,732	$0	$927,276	$3.89	$9.84	$5.21
Waterford Lakes	$408,452	$507,382	$0	$915,834	$7.90	$19.33	$11.75
Shops at Eagle Creek	$0	$382,603	$0	$382,603		$21.14	$21.14
Eagle Creek Lowe’s	$0	$0	$800,000	$800,000
Circuit City Plaza	$594,252	$287,025	$0	$881,277	$18.00	$24.88	$19.78
Indian River Square	$942,078	$479,874	$0	$1,421,952	$8.10	$17.20	$9.86
Bolton Plaza	$621,444	$429,409	$0	$1,050,853	$4.73	$14.20	$6.50
Centre at Panola	$413,388	$420,924	$0	$834,312	$8.00	$19.66	$11.42
Publix at Acworth	$337,203	$460,396	$0	$797,599	$8.90	$14.51	$11.46
Silver Glen Crossing	$812,916	$983,825	$85,000	$1,881,741	$10.33	$20.88	$14.28
Fox Lake Crossing	$742,241	$540,384	$0	$1,282,625	$11.25	$20.40	$13.87
Glendale Mall	$1,295,905	$819,174	$148,500	$2,263,579	$3.42	$12.41	$4.76
Cool Creek Commons	$439,200	$1,266,204	$155,500	$1,860,904	$8.19	$21.70	$15.24
Boulevard Crossing	$827,460	$714,245	$0	$1,541,705	$11.12	$17.12	$13.27
Traders Point	$2,645,267	$626,504	$635,000	$3,906,771	$12.50	$23.67	$13.74
Traders Point II	$0	$657,113	$0	$657,113		$26.22	$26.22
Hamilton Crossing	$345,623	$1,051,150	$71,500	$1,468,273	$11.25	$20.33	$16.95
Fishers Station	$575,000	$606,759	$0	$1,181,759	$10.09	$15.34	$12.24
Whitehall Pike	$1,014,000	$0	$0	$1,014,000	$7.86	$7.86
The Centre	$170,352	$734,319	$0	$904,671	$9.10	$14.00	$12.71
The Corner Shops	$73,200	$451,231	$0	$524,431	$6.00	$14.87	$12.33
Stoney Creek Commons I	$0	$0	$0	$0
Greyhound Commons	$0	$0	$202,500	$202,500
Weston Park Phase I	$0	$0	$190,000	$190,000
Red Bank Commons	$0	$379,784	$0	$379,784		$14.19	$14.19
Martinsville Shops	$0	$147,620	$0	$147,620		$13.44	$13.44
50 South Morton	$0	$132,000	$0	$132,000		$66.00	$66.00
Ridge Plaza	$986,556	$799,014	$0	$1,785,570	$14.17	$19.04	$16.00
Eastgate Pavilion	$2,221,017	$132,750	$0	$2,353,767	$9.58		$9.96
Shops at Otty	$0	$268,603	$122,500	$391,103		$27.28	$27.28
Plaza at Cedar Hill	$2,183,961	$1,415,152	$0	$3,599,113	$9.62	$19.45	$12.00
Sunland Towne Centre	$2,527,022	$472,550	$95,280	$3,094,852	$9.12	$16.38	$9.80
Galleria Plaza	$722,108	$359,609	$0	$1,081,717		$27.86	$24.41
Cedar Hill Village	$483,465	$189,620	$0	$673,085		$20.00	$16.14
Preston Commons	$0	$590,338	$0	$590,338		$23.80	$23.80
Burlington Coat Factory	$510,150	$0	$0	$510,150	$4.75		$4.75
Plaza Volente	$1,155,000	$1,294,104	$100,000	$2,549,104	$11.00	$25.22	$15.67
Market Street Village	$1,570,081	$341,277	$115,700	$2,027,058	$11.48	$27.85	$12.83
50th & 12th	$475,000	$0	$0	$475,000	$32.76		$32.76
176th & Meridian	$433,000	$0	$0	$433,000	$29.74		$29.74
Four Corner Square	$126,672	$701,398	$0	$828,070	$6.18	$13.60	$11.49

Total	$28,670,671	$20,039,360	$2,954,380	$51,664,411	$8.99	$18.52	$11.40

[1]	This table does not include annualized base rent from development property tenants open for business as of June 30, 2006.

p. 33	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06

ACQUISITION OF OTHER PROPERTIES

Name of Operating Property	MSA	Date Acquired	Purchase Price	Assumed/ Related Debt	Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Kedron Village[1]	Atlanta	04/03/06	$36,900,000	0	282,125	157,408	Target (non-owned), Ross, Bed Bath & Beyond, PETCO

[1]

This property is currently under construction with a completion commitment from the seller.  On April 3, 2006, the Company purchased the property with an initial funding of $22,000,000, and on July 31, 2006, the Company funded the remaining purchase price of $14,900,000.  In accordance with the terms of the purchase agreement, the seller remains responsible for the completion of the development.  Currently, the property is approximately 82% leased, the anchor tenants are open for business, and the shop space tenants will open throughout the remainder of 2006.

p. 34	Kite Realty Group Supplemental Financial and Operating Statistics – 6/30/06